                                                             EXHIBIT (h)(17)(ii)

                                     AMENDED
                       CUSTODIAL UNDERTAKING IN CONNECTION
                        WITH MASTER REPURCHASE AGREEMENT

         THIS AMENDED CUSTODIAL UNDERTAKING IN CONNECTION WITH MASTER REPURCHASE AGREEMENT (the "Agreement"), dated as of July 7, 2003, is by and between each Investment Company and/or Portfolio Series or Fund of each Investment Company Identified on Schedule A hereto ("Buyer"), Goldman, Sachs & Co. ("Seller"), and The Bank of New York ("Custodian").

                              W I T N E S S E T H:

         WHEREAS, Buyer, Seller and Custodian are parties to that certain Custodial Undertaking in Connection with Master Repurchase Agreement dated as of March 13, 2003 (the "Custodial Undertaking Agreement"); and

         WHEREAS, Buyer, Seller and Custodian desire to amend the Custodial Undertaking Agreement to add the portfolio series or funds set forth on Exhibit I (the "Added Funds"), and further to change Schedule A and Schedule III to reflect the addition of such Added Funds, as set forth herein;

         NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer, Seller and Custodian agree that the Custodial Undertaking Agreement is hereby amended as follows:

                  1. SCHEDULE A shall be replaced in its entirety with the attached SCHEDULE A thereby adding the Added Funds.

                  2. SCHEDULE III shall be replaced in its entirety with the attached SCHEDULE III thereby adding the account information relating to Added Funds.

         IN WITNESS WHEREOF, the parties have executed this Agreement, as of the day and year first above noted, to be effective July 7, 2003.

Buyer: EACH INVESTMENT COMPANY AND/OR PORTFOLIO SERIES OR FUND OF EACH INVESTMENT COMPANY IDENTIFIED ON SCHEDULE A

                     By: /s/ Kimberly A. Anderson
                        --------------------------------
                     Title: Vice President & Secretary

Seller:              GOLDMAN, SACHS & CO.

                     BY: /s/ Andrew B. Fontein
                     ---------------------------------
                     Title: Vice President


Custodian            The Bank of New York 7/3/03
                     By: /s/ Claire A. Meskovic
                     ----------------------------------
                     Title: Vice President

                                    EXHIBIT I

                           ADDED FUNDS - JULY 7, 2003

ING VP BALANCED PORTFOLIO

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VP Strategic Allocation Growth Portfolio
ING VP Strategic Allocation Balanced Portfolio
ING VP Strategic Allocation Income Portfolio

ING GET FUNDS
ING GET Fund - Series D
ING GET Fund - Series E
ING GET Fund - Series G
ING GET Fund - Series H
ING GET Fund - Series I
ING GET Fund - Series J
ING GET Fund - Series K
ING GET Fund - Series L
ING GET Fund - Series M
ING GET Fund - Series N
ING GET Fund - Series P
ING GET Fund - Series Q
ING GET Fund - Series R
ING GET Fund - Series S
ING GET Fund - Series T
ING GET Fund - Series U

ING VP BOND PORTFOLIO

ING VP MONEY MARKET FUND

ING VP Money Market Portfolio

ING VARIABLE FUNDS

ING VP Growth and Income Portfolio

ING VARIABLE PORTFOLIOS, INC.

ING VP Growth Portfolio
ING VP Small Company Portfolio
ING VP Value Opportunity Portfolio
ING VP Index Plus LargeCap Portfolio
ING VP Index Plus MidCap Portfolio
ING VP Index Plus SmallCap Portfolio

                                   SCHEDULE A

                      LIST OF ALL FUNDS AS OF JULY 7, 2003

ING GET FUNDS

ING GET Fund - Series D
ING GET Fund - Series E
ING GET Fund - Series G
ING GET Fund - Series H
ING GET Fund - Series I
ING GET Fund - Series J
ING GET Fund - Series K
ING GET Fund - Series L
ING GET Fund - Series M
ING GET Fund - Series N
ING GET Fund - Series P
ING GET Fund - Series Q
ING GET Fund - Series R
ING GET Fund - Series S
ING GET Fund - Series T
ING GET Fund - Series U
ING GET Fund - Series V

ING SERIES FUND, INC.

ING Strategic Allocation Growth Fund
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Income Fund
ING Balanced Fund
ING Bond Fund
ING Government Fund
ING Index Plus Protection Fund
ING Aeltus Money Market Fund
ING Classic Principal Protection Fund I
ING Classic Principal Protection Fund II
ING Classic Principal Protection Fund III
ING Classic Principal Protection Fund IV
Brokerage Cash Reserves
ING Growth and Income Fund
ING Growth Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING Small Company Fund
ING Value Opportunity Fund

ING VP BALANCED PORTFOLIO

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VP Strategic Allocation Growth Portfolio
ING VP Strategic Allocation Balanced Portfolio
ING VP Strategic Allocation Income Portfolio

ING VP BOND PORTFOLIO

ING VP MONEY MARKET FUND

ING VP Money Market Portfolio

ING VARIABLE FUNDS

ING VP Growth and Income Portfolio

ING VARIABLE PORTFOLIOS, INC.

ING VP Growth Portfolio
ING VP Small Company Portfolio
ING VP Value Opportunity Portfolio
ING VP Index Plus LargeCap Portfolio
ING VP Index Plus MidCap Portfolio
ING VP Index Plus SmallCap Portfolio

                                  SCHEDULE III

                     LIST OF ALL FUNDS' ACCOUNT INFORMATION

         Account Information for Delivery of Buyer's Securities and Cash

                  ABA#: 021000018
                  GLA/111-567 (only for Tri Party Repo's)
                  Bank/Custodian: The Bank of New York

                                                      ACCOUNT
          ACCOUNT NAME                                NUMBER              CID          ORG-CODE
          ------------                                ------          ----------      -----------
ING GET Fund Series D                                 464612          901468-1326     033-001-025
ING GET Fund Series E                                 464614          901468-1652     033-001-025
ING GET Fund Series G                                 464616          901468-1601     033-001-025
ING GET Fund Series H                                 464618          901468-1318     033-001-025
ING GET Fund Series I                                 464620          901468-1628     033-001-025
ING GET Fund Series J                                 464622          901468-1636     033-001-025
ING GET Fund Series K                                 464624          901468-1776     033-001-025
ING GET Fund Series L                                 464626          901468-1784     033-001-025
ING GET Fund Series M                                 464628          901468-1792     033-001-025
ING GET Fund Series N                                 464630          901468-1806     033-001-025
ING GET Fund Series P                                 464632          901468-2071     033-001-025
ING GET Fund Series Q                                 464634          901468-2098     033-001-025
ING GET Fund Series R                                 464636          901468-2101     033-001-025
ING GET Fund Series S                                 464638          901468-2128     033-001-025
ING GET Fund Series T                                 464640          901468-2136     033-001-025
ING GET Fund Series U                                 464642          901468-2144     033-001-025
ING GET Fund Series V                                 464644          901468-2152     033-001-025
ING Strategic Allocation Balanced Fund                464719          901468-1970     033-001-025
ING Strategic Allocation Growth Fund                  464720          901468-1954     033-001-025
ING Strategic Allocation Income Fund                  464722          901468-1962     033-001-025
ING Balanced Fund                                     464764          901468-1245     033-001-025
ING Bond Fund                                         464068          901468-1261     033-001-025
ING Government Fund                                   464076          901468-1660     033-001-025
ING Index Plus Protection Fund                        464712          901468-1814     033-001-025
ING Aeltus Money Market Fund                          464064          901468-1997     033-001-025
ING Classic Principal Protection Fund                 464707          901468-2527     033-001-025
ING Classic Principal Protection Fund II              464708          901468-2535     033-001-025
ING Classic Principal Protection Fund III             464709          901468-2896     033-001-025
ING Classic Principal Protection Fund IV              464710          901468-2381     033-001-025
Brokerage Cash Reserve                                464062          901468-1989     033-001-025
ING Growth & Income Fund                              464723          901468-1164     033-001-025
ING Growth Fund                                       464762          901468-1172     033-001-025
ING Index Plus LargeCap Fund                          464726          901468-1369     033-001-025
ING Index Plus MidCap Fund                            464727          901468-1202     033-001-025
ING Index & SmallCap Fund                             464725          901468-1210     033-001-025
ING Small Company Fund                                464729          901468-1148     033-001-025

                                                       ACCOUNT
               ACCOUNT NAME                            NUMBER             CID          ORG-CODE
               ------------                            ------          -----------    -----------
ING Value Opportunity Fund                             464730          901468-1199    033-001-025
ING VP Balanced Portfolio                              464428          901468-2055    033-001-025
ING VP Strategic Allocation Growth Portfolio           464418          901468-2020    033-001-025
ING VP Strategic Allocation Balanced Portfolio         464416          901468-2039    033-001-025
ING VP Strategic Allocation Income Portfolio           464420          901468-2047    033-001-025
ING VP Bond Portfolio                                  464400          901468-1113    033-001-025
ING VP Money Market Portfolio                          464412          901468-2063    033-001-025
ING VP Growth and Income Portfolio                     464402          901468-1105    033-001-025
ING VP Growth Portfolio                                464404          901468-1059    033-001-025
ING VP Small Company Portfolio                         464414          901468-2012    033-001-025
ING VP Value Opportunity Portfolio                     464424          901468-1083    033-001-025
ING VP Index Plus LargeCap Portfolio                   464406          901468-1377    033-001-025
ING VP Index Plus MidCap Portfolio                     464408          901468-1067    033-001-025
ING VP Index Plus SmallCap Portfolio                   464410          901468-1075    033-001-025